UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 24, 2017

Tech Data Corporation
(Exact name of registrant as specified in its charter)

Florida	0‑14625	59‑1578329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5350 Tech Data Drive
Clearwater, Florida 33760
(Address of principal executive offices, including zip code)
727‑539‑7429
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 8.01.    Other Events.
On January 24, 2017, Tech Data Corporation (“Tech Data”) issued a press release announcing the pricing of its public offering of $500,000,000 aggregate principal amount of its 3.700% Senior Notes due 2022 and $500,000,000 aggregate principal amount of its 4.950% Senior Notes due 2027. The offering is expected to close on or about January 31, 2017.
A copy of the press release is attached as Exhibit 99.1 to this Form 8‑K and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press release of Tech Data Corporation dated January 24, 2017

Cautionary Note Concerning Forward Looking Statements
The foregoing descriptions may contain “forward‑looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including statements regarding Tech Data’s plans, objectives, expectations and intentions relating to the proposed acquisition (the “Acquisition”) by Tech Data of AVT Technology Solutions LLC and TS Divestco B.V., which will hold all assets and liabilities primarily relating to Avnet Inc.’s technology solutions business (the “Acquired Business”), the financing and closing of the proposed Acquisition and the expected timing and benefits of the proposed Acquisition, involve a number of risks and uncertainties. These forward‑looking statements are based on current expectations, estimates, forecasts, and projections about the proposed Acquisition and the operating environment, economies and markets in which Tech Data and the Acquired Business operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words, and similar expressions are intended to identify such forward‑looking statements. These forward‑looking statements are only predictions and are subject to risks, uncertainties, and assumptions. Therefore, actual results may differ materially and adversely from those expressed in any forward‑looking statements.
Actual results or events could differ materially from those contemplated in the forward‑looking statements as a result of risks and uncertainties relating to our existing business (information regarding which is available as described in the following paragraph) and the proposed Acquisition and financing thereof, including the possibility that certain assumptions with respect to the Acquired Business or the proposed Acquisition could prove to be inaccurate, and the potential failure to receive, delays in the receipt of, or unacceptable or burdensome conditions imposed in connection with, all required regulatory approvals and the satisfaction of the closing conditions to the proposed Acquisition.
For additional information with respect to risks and other factors which could occur, see Tech Data’s Annual Report on Form 10‑K for the year ended January 31, 2016, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10‑Q, Current Reports on Form 8‑K and other securities filings with the Securities and Exchange Commission (the “SEC”) that are available at the SEC’s website at www.sec.gov and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward‑looking statements, which speak only as of the date made. Many of these factors are beyond Tech Data’s control. Unless otherwise required by applicable securities laws, Tech Data disclaims any intention or obligation to update or revise any forward‑looking statements, whether as a result of new information, future events or otherwise. Tech Data undertakes no duty to update any forward‑looking statements contained herein to reflect actual results or changes in Tech Data’s expectations.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Data Corporation
(Registrant)
Date: January 24, 2017	/s / Charles V. Dannewitz
Charles V. Dannewitz
Executive Vice President,
Chief Financial Officer